UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 14, 2013 (August 14, 2013)
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10868 189th Street, Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392 (Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On August 14, 2013, Southwest Iowa Renewable Energy, LLC. (the “Company”) issued a press release regarding its results from operations for the three and nine months ended June 30, 2013. A copy of this press release is attached hereto as Exhibit 99.1.
The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02- Results of Operations and Financial Condition” and “Item 7.01 - Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
The filing of this report and the furnishing of this information pursuant to Items 2.02 and 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 7.01. Regulation FD Disclosure

See “Item 2.02 - Results of Operation and Financial Condition” above.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01- Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.
The filing of this report and the furnishing of this information pursuant to Items 2.02 and 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated August 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2013	SOUTHWEST IOWA RENEWABLE ENERGY, LLC By: ____________/s/ Brian Cahill__________________ Brian T. Cahill General Manager, President, and CEO

Exhibit Index

Exhibit Number	Description
99.1	Press Release Dated August 14, 2013.